UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

Talend S.A.

(Exact name of registrant as specified in its charter)

France	001-37825	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9, rue Pages
Suresnes, France	92150
(Address of principal executive offices)	(Zip Code)

+33 (0) 1 46 25 06 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.08 per share	TLND	The NASDAQ Stock Market LLC
Ordinary shares, nominal value €0.08 per share*		The NASDAQ Stock Market LLC*

*  Not for trading, but only in connection with the listing of the American Depositary Shares on the NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On March 30, 2020, Talend S.A. (the “Company”) notified KPMG S.A. of its dismissal as the Company’s independent registered public accounting firm effective immediately. The dismissal of KPMG S.A. was approved by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”). KPMG S.A. will remain the Company’s statutory auditor for purposes of complying with the Company’s obligations under French law.

The audit reports of KPMG S.A. on the Company’s consolidated financial statements as of and for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

●	KPMG S.A.’s report on the consolidated financial statements as of December 31, 2018 and 2017, and for each of the years in the three-year period ended December 31, 2018, contained a separate paragraph stating that: “As discussed in Note 2 (c) to the consolidated financial statements, the Company has changed its method of accounting for revenue recognition in 2018, due to the adoption of ASC Topic 606, Revenue from Contracts with Customers, as amended.”
●	KPMG S.A.’s report on the consolidated financial statements as of December 31, 2019 and 2018, and for each of the years in the three-year period ended December 31, 2019, contained separate paragraphs stating that: (i) “As discussed in Note 2 (t) to the consolidated financial statements, the Company has changed its method of accounting for revenue recognition in 2018, due to the adoption of ASC Topic 606, Revenue from Contracts with Customers, as amended”; and (ii) “As discussed in Notes 2 (t) and 16 to the consolidated financial statements, the Company has changed its method of accounting for leases in 2019 due to the adoption of ASU No. 2016-02 Leases (Topic 842).”

The audit reports of KPMG S.A. on the effectiveness of internal control over financial reporting as of December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that:

●	The audit report of KPMG S.A. on the effectiveness of internal control over financial reporting as of December 31, 2018, contains an explanatory paragraph that states that: “The Company acquired Stitch Inc. in November 2018, and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018, Stitch Inc.’s internal control over financial reporting associated with total assets of $2.3 million (excluding goodwill and intangibles which are included within the scope of the assessment) and total revenues of $0.6 million included in the consolidated financial statements of the Company as of and for the year ended December 31, 2018. Our audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of Stitch Inc.”
●	The audit report of KPMG S.A. on the effectiveness of internal control over financial reporting as of December 31, 2019 indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2019 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that: “A material weakness, related to ineffective process level controls over assumptions in the Company’s stand-alone selling price model (SSP) used to determine the allocation of the transaction price of the Company’s on-premise license arrangements between the IP element and the post-contract customer support (PCS) element, which resulted from an ineffective risk assessment process to identify changes to risks resulting from the adoption of ASC Topic 606 and design appropriate controls to address those risks, has been identified and included in management’s assessment.”

During the fiscal years ended December 31, 2019 and 2018 and the subsequent period through March 30, 2020, there were (i) no disagreements with KPMG S.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG S.A., would have caused KPMG S.A. to make reference in connection with their opinion to the subject matter of the disagreement for such periods, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in internal control over financial reporting as of December 31, 2019 that the Company disclosed in Item 9A of its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2020 and that was described in KPMG S.A.’s report on the effectiveness of internal control over financial reporting as of December 31, 2019.

The Company provided KPMG S.A. with a copy of this Current Report on Form 8-K and requested that KPMG S.A. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG S.A.’s letter dated March 30, 2020 is filed as Exhibit 16.1 hereto.

Engagement of Independent Registered Public Accounting Firm

On March 30, 2020, the Audit Committee approved the engagement of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

During the Company’s two most recent fiscal years ended December 31, 2019 and 2018, and through the date of KPMG LLP’s appointment, neither the Company nor anyone acting on its behalf consulted with KPMG LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
16.1	Letter of KPMG S.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talend S.A.

By:	/s/ Adam Meister
Adam Meister
Chief Financial Officer

Date: March 30, 2020